COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 13 – COMMITMENTS AND CONTINGENCIES:

A.	Royalties to the IIA

Medical devices development

In September 2019, the IIA approved an application that supports upgrading the Company’s manufacturing capabilities for an aggregate budget of NIS 4,880,603 (approximately $1,500). The IIA committed to fund 60% of the approved budget. Eventually the project budget concluded in the aggregate amount of NIS 4,623,142 (approximately $1,333). The program is for the period beginning October 2019 through November 2020 and the Company received total funds in the amount of NIS 2,773,885 (approximately $809) from the IIA, which were recorded as part of the IIA participation and were deducted from research and development (“R&D”) expenses.

In October 2023, the IIA approved a grant of another development project of the Company at an aggregate budget of NIS 3,850,869 (approximately $1,062). The IIA committed to fund 40% of the approved budget. The program is for the period beginning January 2024 through March 2025. As of June 30, 2026, the Company received total funds in the amount of NIS 1,410,925 (approximately $385) from the IIA, which were recorded as part of the IIA participation and were deducted from R&D expenses.

According to the agreements with the IIA, the Company will pay royalties of 3% of sales up to an amount equal to the accumulated grant received linked to the U.S. dollar and bearing interest at an annual rate of SOFR. Repayment of the grants are contingent upon the successful completion of the Company’s R&D programs and generating sales. The Company has no obligation to repay these grants if the R&D programs fail, are unsuccessful or aborted, or if no sales are generated.

The Company has not generated sales from its medical operation as of June 30, 2026; therefore, no additional liability was recorded against cost of sales expenses. As of June 30, 2026, the maximum obligation with respect to the grants received from the IIA for the medical device development, contingent upon entitled future sales, is $1,391 plus SOFR interest.

The Company has obligations regarding know-how, technology, or products, not to transfer the information, rights thereon and production rights which derive from the research and development without the IIA Research Committee approval.

AME

In connection with the business combination of the 3D printing technology and related AME assets in April 2026, the Company assumed the seller’s historical contingent royalty liabilities toward the IIA.

As of June 30, 2026, the carrying value of this liability is estimated at approximately $690 thousand, representing the present value of expected future cash outflows associated with funded research and development programs. The liability is classified between current and non-current liabilities based on management’s estimate of the timing of future revenue-generating activities and the related repayment obligations.

As of June 30, 2026, approximately $597 thousand is presented as non-current liabilities, representing amounts expected to be repaid beyond the next 12 months, while the remaining approximately $93 thousand is presented within current liabilities under other accounts payables, representing amounts expected to be repaid within the next 12 months.

Intellectual Property Licensing Arrangements

The former research and development activities of Nano Dimension regarding conductive ink were partially based on an exclusive license granted by Yissum Technology Transfer (“Yissum”) to develop, use, manufacture, and commercialize products based on certain patent-protected technology and applications (the “License Agreement”), which was subsequently assigned to the company.

Under the terms of the License Agreement, the licensee was required to pay royalties based on net sales, a percentage of sublicense income, and an annual maintenance fee.

However, all underlying patents and patent applications under the License Agreement have either expired or lapsed due to non-maintenance. Furthermore, the company has transitioned to alternative manufacturing methods and proprietary formulations that do not rely on or utilize the licensed patents. Consequently, the company has assessed that it has no continuing royalty or payment obligations under the agreement, and intends to formally notify Yissum of the termination of the License Agreement based on the expiration and non-maintenance of the underlying intellectual property and the lack of commercial reliance thereon.

B.	Legal Claims

In the normal course of business, various legal claims and other contingent matters may arise. Management believes that any liability that may arise from such matters would not have a material adverse effect on the Company’s results of operations or financial condition as of and for the six month period ended June 30, 2026.

On December 12, 2021, the Company terminated its employment agreement with Dr. Udi Nussinovitch, one of its founders who served as the Company’s Chief Scientific Officer since March 2018. On February 24, 2022, the Company sued Mr. Nussinovitch for breach of good faith and breach of his fiduciary duties as a shareholder and former officer of the Company. On November 9, 2022, the Company received notice of a complaint filed by Mr. Nussinovitch, as well as a complaint filed with the regional labor court in Tel Aviv, Israel on November 8, 2022. Mr. Nussinovitch has alleged certain deficiencies in the Company’s Extraordinary General Meeting of Shareholders held on Friday, December 17, 2021, resulting from his status as a minority shareholder. In addition, with respect to the labor dispute, Mr. Nussinovitch is seeking remuneration and the issuance of Ordinary Shares. A partial hearing was held in the regional labor court on July 19, 2023, and the parties were required by the court to file their positions on a stay of the proceeding pending the decision on the case initiated by the plaintiff in the District Court. On May 31, 2026, a status hearing was held before the Court. Currently, the proceedings remain (de facto) stayed.

A pre-trial hearing was held in the district court on January 21, 2024. During the hearing, the court suggested that the parties consider resolving the case through an out-of-court arrangement or mediation. The parties agreed to a mediation process which did not succeed. On January 7, 2025, Mr. Nussinovitch filed a motion to amend his Statement of Claim, requesting to modify the requested relief. Instead of the original remedies sought, Mr. Nussinovitch requested that the Company, or Mr. Ben Noon and Mr. Hayon, purchase all of his rights and shares in the Company at their average value from the date of the Company’s initial public offering until the date of the general meeting held on December 17, 2021. On January 13, 2025, a pretrial hearing was held. The court denied Mr. Nussinovitch’s motion to amend and instructed him to notify whether he wishes to withdraw his original claim or maintain it. Mr. Nussinovitch’s notified the court that he intended to proceed with the original claim in its current form.

On May 7, 2025, the court issued its decision on the motion to dismiss. The judge ruled that the claim would be partially dismissed and that the continuation of the proceedings would be contingent upon payment of court fees. The court ordered the dismissal of remedies that Mr. Nussinovitch’s himself had clarified were no longer relevant and further determined that the declaratory remedies would remain in the claim and ruled that Mr. Nussinovitch must pay court fees in connection with the operative remedy regarding Mr. Nussinovitch’s entitlement to receive the benefits granted to the controlling shareholders and the allocation of restricted shares. On June 26, 2025, Mr. Nussinovitch submitted a notice to the court detailing the calculation of the claim value in relation to the operative remedies.

According to Mr. Nussinovitch’s calculations, the value of the restricted shares he was entitled to receive amounts to NIS 5,751,714. Based on this valuation, Mr. Nussinovitch paid court fees in the amount of NIS 143,493. A preliminary hearing in the case was held on September 8, 2025, during which the court set deadlines for the filing of witness statements. On September 18, 2025, Mr. Nussinovitch notified the court of his consent to dismiss the claim against the directors of the Company. On September 21, 2025, the court rendered a judgment dismissing the claim against the Company’s directors. On December 8, 2025, the Plaintiff filed witness statements on his behalf. On June 11, 2026, the Defendants filed witness statements on their behalf. The parties agreed to refer the matter to mediation. Since then, several mediation sessions have been held, and the mediation process is still ongoing.

As of the date of these Financial Statements, the Company believes that the claims will result in no disbursement of monetary payments by the Company.